Net income attributable to non-controlling interests	12 Months Ended
Dec. 31, 2021
Analysis of income and expense [abstract]
Net income attributable to non-controlling interests	Net income attributable to non-controlling interests
The table below shows Net income attributable to non-controlling interests for the reporting periods presented:

(€ million)	2021	2020	2019
Share of net income attributable to other non-controlling interests	56	36	31
Total	56	36	31